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                                                                   EXHIBIT 10.02

                                 AMENDMENT NO. 5

                                     TO THE

                    WELLPOINT 401(k) RETIREMENT SAVINGS PLAN

     The WellPoint 401(k) Retirement Savings Plan (the "Plan"), as originally effective as of July 1, 1992, and as most recently restated in its entirety effective as of January 1, 1997 is hereby further amended, effective as of August 1, 1999, except where a different effective date is specifically provided as follows:

     1.   APPENDIX VIII IS HEREBY ADDED IN ITS ENTIRETY, TO READ AS FOLLOWS:

                     APPENDIX VIII: DISTRIBUTION PROVISIONS

          The information contained in this Appendix is consistent with the Plan's distribution provisions, and is generally required by law to be explicitly stated in the Plan.

               1.01 INCORPORATION BY REFERENCE OF 401(a)(9) REGULATIONS. Effective January 1, 1985, distributions will be made in accordance with the Regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G).

               1.02 REQUIRED BEGINNING DATE. Notwithstanding anything contrary in the Plan, a Participant may not defer payment of Plan benefits past his or her required beginning date. If a Participant attains age 70-1/2 before January 1, 2000, or if the Participant is a 5% owner (within the meaning of Code Section 416(i)), his or her required beginning date is April 1 following the close of the calendar year in which the Participant attains age 70-1/2. If a Participant attains age 70-1/2 on or after January 1, 2000, his or her required beginning date is April 1 of the later of (i) the calendar year following the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year following the calendar year in which Participant terminates employment.

               1.03 FORM. Except with respect to the UniCARE Amount, Cost Care Amount and NCPPO Amount, a Participant's Plan benefits will be distributed in a single sum at the Participant's required beginning date if the Participant has not made a prior valid election to receive his or her benefits at an earlier distribution date. If the Participant's required beginning date occurs prior to his or her termination of employment, any benefits accrued during the Plan Year in which his or her required beginning date occurs, or any later year, shall be distributed to the Participant no later than last day of the following calendar year.

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               Any UniCARE Amounts, Cost Care Amounts or NCPPO Amounts will be distributed to the Participant in the annuity contract form described in the applicable Appendix unless the Participant makes a valid election to receive an alternative form under the required procedures, provided, however, that the annual payment under the alternative form must be not less than the 401(a)(9) amount described below.

               1.04 401(a)(9) AMOUNT FOR PARTICIPANTS. The minimum required distribution for each calendar year ("401(a)(9) amount"), starting with the calendar year preceding the calendar year in which the Participant's required beginning date occurs, as applied to a UniCARE Amount, Cost Care Amount or NCPPO Amount is determined by dividing the Participant's UniCARE Amount, Cost Care Amount or NCPPO Amount, as applicable, valued at the last day of the year, by the remaining life expectancy of the Participant. The life expectancy will not be recalculated. A new Annuity Starting Date will apply upon the occurrence of a standard distribution event under the Plan (E.G., the Participant's termination of employment or the termination of the
          Plan), and the Participant's subsequent Plan benefits will be redetermined to reflect prior benefit payments.

               1.05 BENEFICIARY DISTRIBUTIONS.

                    (a) DEATH BEFORE REQUIRED BEGINNING DATE. If the Participant dies before his or her required beginning date, distribution of the Participant's entire Account, other than any UniCARE Amount, Cost Care Amount and NCPPO Amount will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. With respect to any UniCARE Amount, Cost Care Amount and NCPPO Amount, distribution shall be made consistent with the preceding sentence except to the extent that the Beneficiary makes an election in accordance with the following paragraphs:

                         (i) DESIGNATED BENEFICIARY. If any portion of the Participant's UniCARE Amount, Cost Care Amount and NCPPO Amount is payable to a designated Beneficiary, distributions may be made for a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                         (ii) SURVIVING SPOUSE. If the designated Beneficiary is
                    the Participant's surviving spouse, the date that distributions payable for a period certain not greater than the life expectancy of the Participant's surviving

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                    spouse are required to begin to the Participant's surviving spouse shall not be earlier than the later of December 31 of the calendar year immediately following the calendar year in which the Participant died, and December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                         (iii) DEATH OF SPOUSE. If the surviving spouse dies
                    after the Participant, but before payments to the spouse begin, the provisions of this subsection, with the exception of paragraph (ii), shall be applied as if the surviving spouse were the Participant.

                    (b) DEATH AFTER REQUIRED BEGINNING DATE. If a Participant dies after the Participant's required beginning date, any remaining Plan benefits attributable to the Participant's UniCARE Amount, Cost Care Amount and NCPPO Amount will continue to be distributed at least as rapidly as under the method of distribution in effect before the Participant's death.

               1.06 TIMING. Subject to Regulation 1.411(a)-11(c)(7) and the provisions of this Plan, benefits of a former Participant shall become payable no later than 60 days after the last to occur of (a) the last day of the Plan Year in which the Participant attains age 65, (b) the last day of the Plan Year in which the Participant separates from employment with the Company, or (c) the 10th anniversary of the last day of the Plan Year in which the Participant commenced participation in the Plan.

     2.   APPENDIX IX IS HEREBY ADDED IN ITS ENTIRETY, TO READ AS FOLLOWS:

                                  APPENDIX IX:
                      MERGER OF NATIONAL CAPITAL PREFERRED
                    PROVIDER ORGANIZATION, INC. 401(k) PLAN

     The National Capital Preferred Provider Organization, Inc. 401(k) Plan (the "NCPPO Plan") is merged with and into the Plan effective as of June 1, 1999 (the "Merger Date"). The merger of the Plan and NCPPO Plan is effected in accordance with the following provisions:

               1.01 ELIGIBILITY. Effective June 1, 1999, notwithstanding anything to the contrary in the Plan, each Employee who is a participant in the NCPPO Plan on May 31, 1999 will be eligible to participate in the Plan in accordance with the provisions in Article IV.

               1.02 TRANSFER OF ACCOUNT BALANCES. The account balances of each participant (including former and active employees of NCPPO) in the NCPPO Plan (each an "NCPPO Participant") will be transferred to the

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          Plan through a direct transfer from the trust fund of the NCPPO Plan to the Trust Fund for the Plan on the Merger Date and will be held on behalf of the NCPPO Participants. References in the Plan to "Participant" shall include any NCPPO Participant who ceased to be an employee of NCPPO before the Merger Date. The rights and benefits of such an individual will be determined in accordance with the provisions of the NCPPO Plan in effect on the date on which such NCPPO Participant ceased to be an NCPPO employee. Such rights and benefits also will be subject to any provisions of the Plan that are specifically made effective to such date.

               1.03 AMOUNT OF ACCOUNT. The account balance maintained for each NCPPO Participant immediately prior to the Merger Date shall be credited to the Account maintained for such individual under the Plan immediately after the Merger Date.

               1.04 PROTECTED BENEFITS. The terms and provisions of the Plan will govern the rights, benefits and entitlements of all Participants and any other individuals who have an interest in an Account under the Plan. The terms and provisions of the NCPPO Plan are extinguished and will cease to have any force or effect as of the Merger Date. However, this Appendix IX is designed to preserve under the Plan any benefits that were accrued under the NCPPO Plan prior to the Merger Date to the extent such benefits are protected under Code Section 411(d)(6) (`Protected Benefits'). Consequently, this Appendix IX is applicable only to assets (adjusted for future gains, losses, expenses and restorations of forfeitures) transferred to the Plan from the NCPPO Plan ("NCPPO Amount") on behalf of an NCPPO Participant. All references to a Participant's NCPPO Amount in this Appendix are to that Participant's NCPPO Amount as of the most recent Valuation Date. The following benefits, rights and features are Protected Benefits with respect to NCPPO Amounts:

                    (a) An NCPPO Participant's right to withdraw amounts attributable to his or her after-tax contributions, subject to distribution provisions in Section 1.09 below.

                    (b) The automatic and optional distribution forms of benefit specified below in Section 1.09 below.

               1.05 IMMEDIATE VESTING. An NCPPO Participant's NCPPO Amount will be fully vested at the Merger Date to the extent not previously vested.

               1.06 INVESTMENT OF ACCOUNT BALANCE. The account balances transferred from the NCPPO Plan to the Plan will be invested in such Fund or Funds as the Committee deems appropriate. Following reconciliation of the transferred account balances, the NCPPO Amount

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          will be invested in accordance with each Participant's investment directive.

               1.07 SERVICE CREDIT. Service recognized under the NCPPO Plan will not be taken into account for purposes of determining whether a NCPPO Participant is eligible for the Grandfathered Match that was implemented in 1997.

               1.08 PREVIOUS AUTHORIZATIONS. All distributions in progress, outstanding loans, beneficiary designations and qualified domestic relations orders under the NCPPO Plan, except as provided to the contrary in this Appendix will be effective under the Plan as of the Merger Date until such time as such distributions in progress, outstanding loans, beneficiary designations and qualified domestic relations orders shall be made under the Plan for NCPPO Participants.

               1.09 DISTRIBUTIONS.

                    (a) GENERAL PLAN PROVISIONS. A NCPPO Participant may elect to receive his or her NCPPO Amount pursuant to the withdrawal or the distribution provisions (E.G., a single sum) generally applicable to assets held under the Plan.

                    (b) ANNUITY OPTIONS. A NCPPO Participant may elect to have her NCPPO Amount used to purchase a nontransferrable annuity contract that will be distributed to the Participant in full satisfaction of all Plan obligations to the Participant and the Participant's Beneficiaries with regard to the Participant's NCPPO Amount. A Participant who makes such an election will be subject to the Notice and Waiver Provisions contained in Section
               1.10 of this Appendix and to the following additional requirements.

                         (i) NORMAL FORM. If the Participant is not married on his or her Annuity Starting Date, the Participant's Normal Form will be a single life annuity with an installment refund. If the Participant is married on his or her Annuity Starting Date, the Participant's Normal Form will be an immediate annuity for the life of the Participant with a survivor annuity for the life the Participant's spouse (determined as of the date of distribution of the contract) which is 50% of the amount of the annuity that is payable during the joint lives of the Participant and the Participant's spouse.

                         (ii) ALTERNATE FORM. Subject to the requirements of
                    Code Section 401(a)(9) and the consent requirements in
                    Section 1.10(c) below, a Participant may elect to receive:

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                              (A)  a single life annuity with a certain period
                         of five, ten or fifteen years;

                              (B)  a straight life annuity;

                              (C) a reduced immediate annuity for his or her life with a survivor annuity with installment refund that is 50%, 66-2/3% or 100% of the amount of the annuity that is payable during the joint lives of the Participant and the Beneficiary;

                              (D) a fixed period annuity for any period of whole months not less than sixty, provided the payout term does not exceed the life expectancy of the Participant and Beneficiary where the life expectancy is not recalculated; or

                              (E) substantially equal annual installments over a period certain that does not extend beyond the life expectancy of the Participant or the joint life expectancies of the Participant and the Participant's Beneficiary. Life expectancies will not be recalculated.

               1.10 NOTICE AND WAIVER PROVISIONS. Subject to the "Special Waiver of 30-Day Requirement" rules in Article XI of this Plan, the following provisions are applicable to distributions and withdrawals described in Section 1.10(b) and Section 1.11(a) of this Appendix.

                    (a) NOTICE. No less than 30 days and no more than 90 days before the Annuity Starting Date, the Committee will provide the Participant, or the Participant's surviving spouse, as the case may be, with a written explanation of the terms and conditions of the Normal Form, the right to make, and the effect of, an election to waive the Normal Form, the right of the Participant's spouse (if any) to approve a Participant's waiver, the right to revoke a waiver and the effect of revoking a waiver.

                    (b) PROCEDURE. A waiver must be made on a form prepared by, and delivered to, the Committee no earlier than 90 days before the Annuity Starting Date. The Participant, or the Participant's surviving spouse, as the case may be, may revoke or change a waiver at any time before the Annuity Starting Date by delivering a subsequent form to the Committee that satisfies the Plan's waiver procedures.

                    (c)  ADDITIONAL CONDITIONS APPLICABLE TO MARRIED
               PARTICIPANTS.

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                         (i)  WAIVER. A Participant's spouse must waive any
                    rights to the Participant's Normal Form in a document prepared by and delivered to the Committee, that acknowledges the effect of the waiver, and that is witnessed by a notary public. In the waiver, the Participant's spouse must either consent to the specific non-spouse Beneficiary or Beneficiaries named by the Participant, and the optional form of benefit selected by the Participant, or acknowledge that the surviving spouse had the right to limit consent only to a specific non-spouse Beneficiary or Beneficiaries, and to a specific optional form of benefit, and that the surviving spouse voluntarily elected to relinquish that right.

                         (ii) CONSENT UNNECESSARY. If the Participant is legally
                    separated or abandoned (within the meaning of local law) and the Participant has a court order to that effect (and there are no Qualified Domestic Relations Orders as defined in Code Section 414(p) that provide otherwise), or the spouse cannot be located, then the waiver described in the preceding paragraph need not be filed with the Committee when a married Participant elects an optional form of benefit.

                         (iii) EFFECT OF CONSENT. Any waiver by a spouse
                    obtained pursuant to these procedures (or establishment that the consent of a spouse could not be obtained) is effective only with respect to that spouse.

               1.11 DEATH BENEFITS. Subject to the requirements of Code
          Section 401(a)(9), the following death benefit provisions apply to NCPPO Amounts.

                    (a) MARRIED PARTICIPANT WHO ELECTED AN ANNUITY. If a married Participant properly elects an annuity pursuant to the terms of this Appendix and dies before his or her Annuity Starting Date, the Participant's NCPPO Amount will be used to purchase a single life annuity (the Normal Form) for the Participant's surviving spouse as soon as administratively possible after the Participant's spouse requests purchase of such an annuity. Pursuant to the Notice provisions of Sections 1.10(a) and (b) of this Appendix, the Participant's surviving spouse may elect to receive the Participant's NCPPO Amount pursuant to the distribution provisions generally applicable to assets held under the Plan instead of in the Normal Form of a single life annuity with an installment refund.

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                    (b)  UNMARRIED PARTICIPANT. If an unmarried Participant dies before his or her Annuity Starting Date, the Participant's NCPPO Amount will be distributed pursuant to the distribution provisions generally applicable to assets held under the Plan and neither the annuity nor the installment provisions of this Appendix will not apply.

                    (c) MARRIED PARTICIPANT WHO DID NOT ELECT AN ANNUITY. If a married Participant who did not properly elect an annuity pursuant to the terms of this Appendix dies before his or her Annuity Starting Date, the Participant's NCPPO Amount will be distributed pursuant to the distribution provisions generally applicable to assets held under the Plan and neither the annuity nor the installment provisions of this Appendix will apply.

               1.12 LOANS. A Participant must obtain the consent of his or her spouse to a loan from the Plan to the extent the loan is secured by the Participant's NCPPO Amount. The spouse's consent must be provided as described in Section 1.10(c) above.

     3. APPENDIX VII: PARTICIPATING COMPANIES IS HEREBY AMENDED TO ADD "NATIONAL CAPITAL PREFERRED PROVIDER ORGANIZATION, INC." AT THE END EFFECTIVE AS OF JUNE 1, 1999.

     4. EXCEPT AS MODIFIED BY THIS AMENDMENT NO. 5 (WHICH CORRECTS THE PRIOR NUMERICAL DESIGNATION), ALL THE TERMS AND PROVISIONS OF THE PLAN, AS PREVIOUSLY RESTATED AND SUBSEQUENTLY AMENDED, SHALL CONTINUE IN FULL FORCE AND EFFECT.

     IN WITNESS WHEREOF, Wellpoint Health Networks, Inc. has caused this instrument to be executed on its behalf by its duly authorized officer, effective as of the date first written above.

                                 WELLPOINT HEALTH NETWORKS, INC.



                                 BY: /s/ J. THOMAS VAN BERKEM
                                     -----------------------------------------

                                 TITLE: Senior Vice President, Human Resources
                                        --------------------------------------


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